              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
                SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
                   SERIES 1997-1, INVESTOR NUMBER 19972001

MONTHLY SERVICING SUMMARY                               PERIOD ENDING:09/30/97
------------------------------------------------------------------------------

                                                                         Pass Through
                                                                              Rate                Balance            Pool Factor
                                                                         ------------         --------------         -----------
                                                   BOP Scheduled Pool                         $259,487,906.01         99.0429716%
Determination Date:              10/05/97          EOP Scheduled Pool                          257,480,410.68         98.2767382%
Remittance Date:                 10/10/97       Class A-1 Certificate         5.9100%           20,985,135.38         82.2946485%
                                                Class A-2 Certificate         6.0150%           18,000,000.00        100.0000000%
                                                Class A-3 Certificate         6.0600%           20,500,000.00        100.0000000%
                                                Class A-4 Certificate         6.1950%           29,500,000.00        100.0000000%
                                                Class A-5 Certificate         6.2650%           14,300,000.00        100.0000000%
Prior Period WAC                   10.72%       Class A-6 Certificate         6.3400%           15,500,000.00        100.0000000%
Current Period WAC                 10.72%       Class A-7 Certificate         6.5800%           39,300,000.00        100.0000000%
                                                Class A-8 Certificate         6.7250%           26,000,000.00        100.0000000%
Senior Percentage                 100.00%       Class A-9 Certificate         7.0150%           27,545,000.00        100.0000000%
Class M Percentage                  0.00%         Class M Certificate         6.8000%           22,270,000.00        100.0000000%
Class B Percentage                  0.00%       Class B-1 Certificate         6.9400%           15,720,000.00        100.0000000%
                                                Class B-2 Certificate         7.7000%            7,860,275.30        100.0000000%

I.     RECAP OF POOL:

                                               Loan
                                               Count          CLASS A-1          CLASS A-2           CLASS A-3         CLASS A-4
                                               -----       --------------     --------------      --------------     -------------
     Beginning Certificate Balance             8,710       $22,992,630.71     $18,000,000.00      $20,500,000.00     $29,500,000.00
     Scheduled Principal Reduction                            (357,631.52)              0.00                0.00               0.00
     Partial Principal Prepayments                            (207,667.40)              0.00                0.00               0.00
     Principal Prepayments In Full               (47)       (1,336,301.47)              0.00                0.00               0.00
     Contract Liquidations                        (5)         (105,894.94)              0.00                0.00               0.00
     Contract Repurchases                          0                 00.0               0.00                0.00               0.00
     Previously Undistributed Shortfalls                             0.00               0.00                0.00               0.00
                                               -----       --------------     --------------      --------------     -------------
     Remaining Certificate Balance             8,658       $20,985,135.38     $18,000,000.00      $20,500,000.00     $29,500,000.00
                                               -----       --------------     --------------      --------------     -------------
                                               -----       --------------     --------------      --------------     -------------

                                                             CLASS A-5          CLASS A-6           CLASS A-7          CLASS A-8
                                                           --------------     --------------      --------------     --------------
     Beginning Certificate Balance                         $14,300,000.00     $15,500,000.00      $39,300,000.00     $26,000,000.00
     Scheduled Principal Reduction                                   0.00               0.00                0.00               0.00
     Partial Principal Prepayments                                   0.00               0.00                0.00               0.00
     Principal Prepayments In Full                                   0.00               0.00                0.00               0.00
     Contract Liquidations                                           0.00               0.00                0.00               0.00
     Contract Repurchases                                            0.00               0.00                0.00               0.00
     Previously Undistributed Shortfalls                             0.00               0.00                0.00               0.00
                                                           --------------     --------------      --------------     --------------
     Remaining Certificate Balance                         $14,300,000.00     $15,500,000.00      $39,300,000.00     $26,000,000.00
                                                           --------------     --------------      --------------     --------------
                                                           --------------     --------------      --------------     --------------

                                                             CLASS A-9           CLASS M            CLASS B-1          CLASS B-2
                                                           --------------     --------------      --------------     --------------
     Beginning Certificate Balance                         $27,545,000.00     $22,270,000.00      $15,720,000.00      $7,860,275.30
     Scheduled Principal Reduction                                   0.00               0.00                0.00               0.00
     Partial Principal Prepayments                                   0.00               0.00                0.00               0.00
     Principal Prepayments In Full                                   0.00               0.00                0.00               0.00
     Contract Liquidations                                           0.00               0.00                0.00               0.00
     Contract Repurchases                                            0.00               0.00                0.00               0.00
     Previously Undistributed Shortfalls                             0.00               0.00                0.00               0.00
                                                           --------------     --------------      --------------     --------------
     Remaining Certificate Balance                         $27,545,000.00     $22,270,000.00      $15,720,000.00      $7,860,275.30
                                                           --------------     --------------      --------------     --------------
                                                           --------------     --------------      --------------     --------------


II.    DISTRIBUTIONS:

                                                             CLASS A-1          CLASS A-2            CLASS A-3         CLASS A-4
                                                           --------------     --------------      --------------     --------------
     Principal Distribution Amount                          $2,007,495.33              $0.00               $0.00              $0.00
     Interest Distribution Amount                              113,238.71          90,225.00          103,525.00         152,293.75
     Unpaid Interest Shortfall                                       0.00               0.00                0.00               0.00
                                                           --------------     --------------      --------------     --------------
     Total Distribution                                     $2,120,734.04         $90,225.00         $103,525.00        $152,293.75
                                                           --------------     --------------      --------------     --------------
                                                           --------------     --------------      --------------     --------------

                                                             CLASS A-5          CLASS A-6           CLASS A-7          CLASS A-8
                                                           --------------     --------------      --------------     --------------
     Principal Distribution Amount                                  $0.00              $0.00               $0.00              $0.00
     Interest Distribution Amount                               74,657.92          81,891.67          215,495.00         145,708.33
     Unpaid Interest Shortfall                                       0.00               0.00                0.00               0.00
                                                           --------------     --------------      --------------     --------------
     Total Distribution                                        $74,657.92         $81,891.67         $215,495.00        $145,708.33
                                                           --------------     --------------      --------------     --------------
                                                           --------------     --------------      --------------     --------------

                                                             CLASS A-9           CLASS M            CLASS B-1          CLASS B-2
                                                           --------------     --------------      --------------     --------------
     Principal Distribution Amount                                  $0.00              $0.00               $0.00              $0.00
     Interest Distribution Amount                              161,023.48         126,196.67           90,914.00          50,436.77
     Unpaid Interest Shortfall                                       0.00               0.00                0.00               0.00
                                                           --------------     --------------      --------------     --------------
     Total Distribution                                       $161,023.48        $126,196.67          $90,914.00         $50,436.77


III.   SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):
                                                                               Total P&I ...                          $2,675,723.48
                                                                          Gross Interest ...                          (2,318,091.96)
                                                                                                                      -------------
                                                                     Scheduled Principal ...                             357,631.52
                                                                                                                      -------------
                                                                                                                      -------------

IV.    SERVICING FEE:                                                                               $216,239.92
                                                                                                    -----------
                                                                                                    -----------

V.     DELINQUENCY INFORMATION:
                                                          Days Delinquent                            Number          Actual Balance
                                                          ---------------                        --------------      --------------
                                                              31 - 59                                       150       $4,139,998.49
                                                              60 - 89                                        30          879,488.09
                                                             90 or more                                       9          263,684.65
                                                          ---------------                        --------------      --------------
                                                          Total Delinquent                                  189       $5,283,171.23
                                                          ---------------                        --------------      --------------
                                                          ---------------                        --------------      --------------


VI.    REPOSSESSION INFORMATION:
                                                                                                     Number          Actual Balance
                                                                                                 --------------      --------------
                   BOP Repossessions                                                                         10         $297,088.03
                       Plus Repossessions this Month                                                         24          564,314.49
                   Less Liquidations                                                                         (5)       ($106,419.03)
                                                                                                 --------------      --------------
                   EOP Repossessions                                                                         29         $754,983.49
                                                                                                 --------------      --------------
                                                                                                 --------------      --------------



VII.   REPURCHASES:
                                                                                                     Number          Actual Balance
                                                                                                 --------------      --------------
   Contracts Repurchased or Replaced                                                                          0               $0.00
       Eligible Substitute Contracts                                                                          0               $0.00
         Difference Paid by Servicer                                                                          0               $0.00
                                                                                                 --------------      --------------
                   Total Repurchases                                                                          0                   0
                                                                                                 --------------      --------------
                                                                                                 --------------      --------------

VIII.  RESERVE ACCOUNT ACTIVITY
                             Reserve Fund Beginning Balance                                               $0.00
                                   Reserve Fund Draw Amount                                               $0.00
                                Reserve Fund Deposit Amount                                                   0


IX.    MONTHLY ADVANCE
                                     Monthly Advance Amount                                               $0.00
                                Outstanding Amount Advanced                                                   0


X.     DELINQUENCY RATIOS
                           Average 30-Day Delinquency Ratio                                                1.14%
                           Average 60-Day Delinquency Ratio                                                0.25%
                             Cumulative Realized Loss Ratio                                                0.03%
                                Current Realized Loss Ratio                                         0.000115932


XI.    RESIDUAL INTEREST DISTRIBUTION AMOUNT
                                                                                                    -----------
                                                                                                    -----------
                                                                                                    577065.3887

XII.   LIQUIDATION LOSSES:
           Previous Period Aggregate Net Liquidation Losses:                                         $15,789.38
            Current Period Aggregate Net Liquidation Losses:                                         $74,326.92
                          Current Period Liquidation Losses:                                          58,537.54


XIII.  MISC.
                    Class M Principal Distribution Test Met?                                                 NO
                  Class B-1 Principal Distribution Test Met?                                                 NO
                                            Clause X Amount                                        7,860,275.30
                                            Clause Y Amount                                             5239906
      Clause X Amount equal to or less than Clause Y Amount?                                                 NO